Offerings - Offering: 1	Aug. 14, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 987,086.38
Fee Rate	0.01531%
Amount of Registration Fee	$ 151.12
Offering Note	Transaction Valuation is calculated as the aggregate book value of 213,193.603 shares in the offer, based on the Net Asset Value Per Share price of $4.63 as of July 31, 2025. Amount of Filing Fee is calculated at $153.10 per $1,000,000 of the Transaction Value.